Report
of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
of
Federated Investment
Series Funds Inc

In planning and
performing our
audit of the
financial statements
of Federated Bond Fund
the portfolio
comprising
Federated Investment
Series Funds Inc the
Fund as of and for the
year ended November
30 2007 in accordance
with the standards of
the Public Company
Accounting Oversight
Board United
States we considered
the Funds internal
control over financial
reporting including controls
for
safeguarding securities
as a basis for designing
our auditing procedures
for the purpose of expressing
our
opinion on the financial
statements and to comply
with the requirements of
Form NSAR but not for the
purpose of expressing an
opinion on the effectiveness
of the Funds internal control
over financial
reporting  Accordingly
we express no such opinion

The management of the Fund
 is responsible for
establishing and maintaining
 effective internal control over
financial reporting
In fulfilling this
responsibility estimates
and judgments by management
 are required
to assess the expected
benefits and related
costs of controls A
companys internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial
reporting and the preparation
of financial statements
for external purposes in
accordance with generally
accepted accounting
principles  A Funds
internal control over
financial reporting
includes those policies
and procedures that
 1 pertain to the
maintenance of records
that in reasonable detail
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company
2 provide reasonable assurance
that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles and that receipts
 and expenditures of the company
are being
made only in accordance with
authorizations of management
and directors of the company
and 3 provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition use
or
disposition of a companys assets
that could have a material effect
on the financial statements

Because of its inherent
limitations internal control
over financial reporting may
not prevent or detect
misstatements Also projections
of any evaluation of effectiveness
to future periods are subject to
the risk
that controls may become inadequate
because of changes in conditions
or
that the degree of compliance
with the polices or procedures
may
deteriorate

A deficiency in internal control
over financial reporting exists
when the design or operation of
a control
does not allow management or
employees in the normal course
of performing their assigned
functions to
prevent or detect misstatements
on a timely basis  A material
weakness is a deficiency or
combination of
deficiencies in internal control
over financial reporting such
that there is a reasonable
possibility that a
material misstatement of the
Funds annual or interim financial
statements will not be prevented
or detected
on a timely basis

Our consideration of the Funds
internal control over financial
 reporting was for the limited
purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
 that
might be significant deficiencies
 or material weaknesses under
standards established by the
Public
Company Accounting Oversight
Board United States  However
we noted no deficiencies in
the Funds
internal control over financial
 reporting and its operation
including controls over
safeguarding securities
that we consider to be a
material weakness as defined
above as of November 30 2007

This report is intended solely
for the information and use of
 management and the Board of
Directors of the
Fund and the Securities and
Exchange Commission and is
not intended to be and should
 not be used by
anyone other than these
specified parties



								ERNST & YOUNG LLP


Boston Massachusetts
January 17 2008